EXHIBIT 99.1

CAMDEN PROPERTY TRUST ANNOUNCES
FIRST QUARTER 2010 OPERATING RESULTS

Houston, TEXAS (May 6, 2010) – Camden Property Trust (NYSE: CPT) announced that its funds from operations (“FFO”) for the first quarter of 2010 totaled $0.68 per diluted share or $47.0 million, as compared to $0.88 per diluted share or $51.6 million for the same period in 2009.  The Company reported net income attributable to common shareholders (“EPS”) of $2.3 million or $0.03 per diluted share for the first quarter of 2010, as compared to $6.2 million or $0.11 per diluted share for the same period in 2009.  EPS for the three months ended March 31, 2009 included a $0.01 per diluted share impact from the results of discontinued operations.  A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

“We are pleased to report that our first quarter operating results reflected better than anticipated performance from our apartment communities,” said Richard J. Campo, Camden’s Chairman and Chief Executive Officer.  “With market conditions continuing to improve across our portfolio, we expect our full-year 2010 FFO per share to be in the upper half of our guidance range.”

Same Property Results
For the 47,359 apartment homes included in consolidated same property results, first quarter 2010 same property net operating income (“NOI”) declined 9.1% compared to the first quarter of 2009, with revenues declining 4.8% and expenses increasing 2.0%.  On a sequential basis, first quarter 2010 same property NOI declined 6.1% compared to the fourth quarter of 2009, with revenues declining 0.9% and expenses increasing 7.6% compared to the prior quarter.  Same property physical occupancy levels for the portfolio averaged 93.1% during the first quarter of 2010, compared to 93.0% in the fourth quarter of 2009 and 93.6% in the first quarter of 2009.

The Company defines same property communities as communities owned and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Development Activity
Camden had one wholly-owned development community in lease-up during the first quarter:  Camden Dulles Station in Oak Hill, VA, a $72.3 million project that is currently 95% leased.

During the quarter, construction was completed on two joint venture communities:  Camden Travis Street, a $30.5 million project that is currently 47% leased; and Belle Meade, a $37.0 million project that is currently 54% leased.  Lease-ups continued during the quarter at two additional joint venture communities which completed construction during 2009:  Camden Amber Oaks in Austin, TX, a $35.3 million project that is currently 89% leased; and Braeswood Place in Houston, TX, a $50.3 million project that is currently 70% leased.

Equity Issuance
During the first quarter, Camden issued 403,500 common shares through its at-the-market (“ATM”) share offering program at an average price of $43.64 per share, for total net consideration of approximately $17.2 million.  Subsequent to quarter-end, the Company issued an additional 825,124 common shares through its ATM program at an average price of $45.27 per share, for total net consideration of approximately $36.8 million.

Earnings Guidance
Camden maintained its earnings guidance for 2010 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2010 FFO is expected to be $2.35 to $2.65 per diluted share, and full-year 2010 EPS is expected to be $(0.24) to $0.06 per diluted share.  Second quarter 2010 earnings guidance is $0.61 to $0.65 per diluted share for FFO and $(0.03) to $0.01 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2010 earnings guidance is based on projections of same property revenue declines between 2.25% and 4.25%, expense growth between 2.0% and 3.5%, and NOI declines between 5.5% and 8.5%.  Additional information on the Company’s 2010 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, May 7, 2010 at 11:00 a.m. Central Time to review its first quarter 2010 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 4447563, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 185 properties containing 63,658 apartment homes across the United States.  Camden was recently named by FORTUNE® Magazine for the third consecutive year as one of the “100 Best Companies to Work For” in America, placing 10th on the list.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
OPERATING DATA	2010	2009
Property revenues
Rental revenues	$131,161	$136,500
Other property revenues	21,045	20,532
Total property revenues	152,206	157,032

Property expenses
Property operating and maintenance	44,613	42,304
Real estate taxes	18,445	18,601
Total property expenses	63,058	60,905

Non-property income
Fee and asset management income	1,838	2,031
Interest and other income	3,045	735
Income (loss) on deferred compensation plans	3,482	(4,152)
Total non-property income (loss)	8,365	(1,386)

Other expenses
Property management	5,183	4,929
Fee and asset management	1,194	1,135
General and administrative	7,404	8,232
Interest	31,555	32,245
Depreciation and amortization	43,813	43,980
Amortization of deferred financing costs	726	817
Expense (benefit) on deferred compensation plans	3,482	(4,152)
Total other expenses	93,357	87,186

Gain on early retirement of debt	-	166
Equity in income (loss) of joint ventures	(105)	408
Income from continuing operations before income taxes	4,051	8,129
Income tax expense - current	(270)	(299)
Income from continuing operations	3,781	7,830
Income from discontinued operations	-	675
Net income	3,781	8,505
Less (income) loss allocated to noncontrolling interests from continuing operations	254	(521)
Less income allocated to perpetual preferred units	(1,750)	(1,750)
Net income attributable to common shareholders	$2,285	$6,234

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income	$3,781	$8,505
Other comprehensive income (loss)
Unrealized loss on cash flow hedging activities	(6,817)	(2,936)
Reclassification of net losses on cash flow hedging activities	5,879	5,276
Comprehensive income	2,843	10,845
Less (income) loss allocated to noncontrolling interests from continuing operations	254	(521)
Less income allocated to perpetual preferred units	(1,750)	(1,750)
Comprehensive income attributable to common shareholders	$1,347	8,574

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.03	$0.11
Net income attributable to common shareholders - diluted	0.03	0.11
Income from continuing operations attributable to common shareholders - basic	0.03	0.10
Income from continuing operations attributable to common shareholders - diluted	0.03	0.10

Weighted average number of common and
common equivalent shares outstanding:
Basic	66,475	55,552
Diluted	68,169	56,047

Note:  Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
FUNDS FROM OPERATIONS	2010	2009

Net income attributable to common shareholders	$2,285	$6,234
Real estate depreciation from continuing operations	42,639	43,010
Adjustments for unconsolidated joint ventures	2,163	1,916
Income (loss) allocated to noncontrolling interests	(105)	421
Funds from operations - diluted	$46,982	$51,581

PER SHARE DATA
Funds from operations - diluted	$0.68	$0.88
Cash distributions	0.45	0.70

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	69,295	58,471

PROPERTY DATA
Total operating properties (end of period) (a)	185	182
Total operating apartment homes in operating properties (end of period) (a)	63,658	63,269
Total operating apartment homes (weighted average)	50,578	50,688
Total operating apartment homes - excluding discontinued operations (weighted average)	50,578	50,017

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN				BALANCE SHEETS
				(In thousands)

(Unaudited)	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2010	2009	2009	2009	2009
ASSETS
Real estate assets, at cost
Land	$748,604	$747,921	$746,825	$746,936	$746,935
Buildings and improvements	4,527,523	4,512,124	4,484,335	4,473,906	4,466,296
	5,276,127	5,260,045	5,231,160	5,220,842	5,213,231
Accumulated depreciation	(1,191,604)	(1,149,056)	(1,107,227)	(1,065,861)	(1,023,466)
Net operating real estate assets	4,084,523	4,110,989	4,123,933	4,154,981	4,189,765
Properties under development and land	196,371	201,581	279,620	268,655	258,239
Investments in joint ventures	42,994	43,542	43,236	22,334	15,158
Properties held for sale, including land	-	-	6,622	6,732	20,696
Total real estate assets	4,323,888	4,356,112	4,453,411	4,452,702	4,483,858
Accounts receivable - affiliates	32,657	36,112	35,971	35,909	36,105
Notes receivable - affiliates	46,118	45,847	54,462	54,033	58,481
Other assets, net (a)	92,983	102,114	104,669	92,421	84,905
Cash and cash equivalents	28,553	64,156	81,683	157,665	7,256
Restricted cash	3,680	3,658	3,901	5,190	4,437
Total assets	$4,527,879	$4,607,999	$4,734,097	$4,797,920	$4,675,042

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,590,473	$1,645,926	$1,646,106	$1,728,150	$2,151,492
Secured	980,188	979,273	976,051	969,668	680,631
Accounts payable and accrued expenses	69,858	74,420	78,466	65,012	73,250
Accrued real estate taxes	17,005	23,241	42,386	30,154	19,113
Other liabilities (b)	138,136	145,176	145,464	132,763	137,397
Distributions payable	33,403	33,025	33,028	33,050	43,136
Total liabilities	2,829,063	2,901,061	2,921,501	2,958,797	3,105,019

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	778	770	770	769	666
Additional paid-in capital	2,548,722	2,525,656	2,522,525	2,517,788	2,242,940
Distributions in excess of net income attributable to common shareholders	(520,798)	(492,571)	(383,265)	(357,168)	(345,481)
Notes receivable secured by common shares	(101)	(101)	(101)	(287)	(291)
Treasury shares, at cost	(461,517)	(462,188)	(462,188)	(462,751)	(462,751)
Accumulated other comprehensive loss (c)	(42,093)	(41,155)	(44,921)	(41,886)	(48,716)
Total common shareholders' equity	1,524,991	1,530,411	1,632,820	1,656,465	1,386,367
Noncontrolling interest	75,900	78,602	81,851	84,733	85,731
Total shareholders' equity	1,600,891	1,609,013	1,714,671	1,741,198	1,472,098
Total liabilities and shareholders' equity	$4,527,879	$4,607,999	$4,734,097	$4,797,920	$4,675,042

(a) includes:
net deferred charges of:	$10,704	$11,113	$11,617	$12,108	$10,061

(b) includes:
deferred revenues of:	$2,467	$2,664	$2,938	$3,183	$2,402
distributions in excess of investments in joint ventures of:	$32,195	$31,410	$30,507	$30,287	$31,318
fair value adjustment of derivative instruments:	$42,119	$41,083	$44,730	$41,797	$48,693

(c) Represents the fair value adjustment of derivative instruments and gain on post retirement obligations.

CAMDEN	NON-GAAP FINANCIAL MEASURES
	DEFINITIONS & RECONCILIATIONS
			(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

			Three Months Ended
			March 31,
			2010	2009
Net income attributable to common shareholders			$2,285	$6,234
Real estate depreciation from continuing operations			42,639	43,010
Adjustments for unconsolidated joint ventures			2,163	1,916
Income (loss) allocated to noncontrolling interests			(105)	421
Funds from operations - diluted			$46,982	$51,581

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted			68,169	56,047
FFO diluted			69,295	58,471

Net income attributable to common shareholders - diluted			$0.03	$0.11
FFO per common share - diluted			$0.68	$0.88

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS).  A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	2Q10 Range		2010 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	($0.03)	$0.01	($0.24)	$0.06
Expected real estate depreciation	0.60	0.60	2.43	2.43
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.13	0.13
Expected income allocated to noncontrolling interests	0.01	0.01	0.03	0.03
Expected FFO per share - diluted	0.61	0.65	$2.35	$2.65

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended
	March 31,
	2010	2009
Net income attributable to common shareholders	$2,285	$6,234
Less: Fee and asset management income	(1,838)	(2,031)
Less: Interest and other income	(3,045)	(735)
Less: (Income) loss on deferred compensation plans	(3,482)	4,152
Plus: Property management expense	5,183	4,929
Plus: Fee and asset management expense	1,194	1,135
Plus: General and administrative expense	7,404	8,232
Plus: Interest expense	31,555	32,245
Plus: Depreciation and amortization	43,813	43,980
Plus: Amortization of deferred financing costs	726	817
Plus: Expense (benefit) on deferred compensation plans	3,482	(4,152)
Less: (Gain) on early retirement of debt	-	(166)
Less: Equity in (income) loss of joint ventures	105	(408)
Plus: Income allocated to perpetual preferred units	1,750	1,750
Plus: Income (loss) allocated to noncontrolling interests	(254)	521
Plus: Income tax expense - current	270	299
Less: Income from discontinued operations	-	(675)
Net Operating Income (NOI)	$89,148	$96,127

"Same Property" Communities	$82,585	$90,813
Non-"Same Property" Communities	5,201	4,116
Development and Lease-Up Communities	799	424
Redevelopment Communities	570	500
Dispositions / Other	(7)	274
Net Operating Income (NOI)	$89,148	$96,127

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on early retirement of debt, and income (loss) allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended
	March 31,
	2010	2009
Net income attributable to common shareholders	$2,285	$6,234
Plus: Interest expense	31,555	32,245
Plus: Amortization of deferred financing costs	726	817
Plus: Depreciation and amortization	43,813	43,980
Plus: Income allocated to perpetual preferred units	1,750	1,750
Plus: Income (loss) allocated to noncontrolling interests	(254)	521
Plus: Income tax expense - current	270	299
Less: (Gain) on early retirement of debt	-	(166)
Less: Equity in (income) loss of joint ventures	105	(408)
EBITDA	$80,250	$85,272